SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       THE GABELLI DIVIDEND & INCOME TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                       THE GABELLI DIVIDEND & INCOME TRUST

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2008

                                ----------------

To the Shareholders of
THE GABELLI DIVIDEND & INCOME TRUST

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Dividend & Income Trust (the "Fund") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 19, 2008, at 10:00 a.m., for the following purposes:

      1. To elect four (4) Trustees of the Fund, three (3) Trustees to be elected by the holders of the Fund's Common Shares and holders of its 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.00% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (together, the "Preferred Shares"), voting together as a single class, and one (1) Trustee to be elected by the holders of the Fund's Preferred Shares, voting as a separate class (PROPOSAL 1); and

      2.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 17, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                             By Order of the Board of Trustees,

                                             AGNES MULLADY
                                             SECRETARY
April 7, 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                               VALID SIGNATURE
            ------------                               ---------------

            CORPORATE ACCOUNTS

            (1) ABC Corp.                              ABC Corp.
            (2) ABC Corp.                              John Doe, Treasurer
            (3) ABC Corp.
                c/o John Doe, Treasurer                John Doe
            (4) ABC Corp., Profit Sharing Plan         John Doe, Trustee

            TRUST ACCOUNTS

            (1) ABC Trust                              Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee
                u/t/d 12/28/78                         Jane B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA          John B. Smith
            (2) John B. Smith, Executor
                Estate of Jane Smith                   John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                       THE GABELLI DIVIDEND & INCOME TRUST

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 2008

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Dividend & Income Trust (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 19, 2008, at 10:00 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April 14, 2008.

      In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

      The close of business on March 17, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has two classes of capital stock: common shares, par value $0.001 per share (the "Common Shares"), and preferred shares consisting of (i) 5.875% Series A Cumulative Preferred Shares ("Series A Preferred"), (ii) Series B Auction Market Preferred Shares ("Series B Preferred"), (iii) Series C Auction Market Preferred Shares ("Series C Preferred"), (iv) 6.00% Series D Cumulative Preferred Shares ("Series D Preferred"), and (v) Series E Auction Rate Preferred Shares ("Series E Preferred"), each having a par value of $0.001 per share (together, the "Preferred Shares" and together with the Common Shares, the "Shares"). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 83,802,037 Common Shares, 3,200,000 Series A Preferred Shares, 4,000 Series B Preferred Shares, 4,800 Series C Preferred Shares, 2,600,000 Series D Preferred Shares, and 5,400 Series E Preferred Shares outstanding.

      As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Common Shares or Preferred Shares.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL            COMMON SHAREHOLDERS                  PREFERRED SHAREHOLDERS
-----------------   ----------------------------------   ----------------------------------
1. Election of      Common and Preferred Shareholders,   Common and Preferred Shareholders,
   Trustees         voting together as a single class,   voting together as a single class,
                    vote to elect three Trustees:        vote to elect three Trustees:
                    Frank J. Fahrenkopf, Jr.,            Frank J. Fahrenkopf, Jr.,
                    Anthonie C. van Ekris, and           Anthonie C. van Ekris, and
                    Salvatore J. Zizza                   Salvatore J. Zizza

                                                         Preferred Shareholders,
                                                         voting as a separate class,
                                                         vote to elect one Trustee:
                                                         Anthony J. Colavita

2. Other Business   Common and Preferred Shareholders, voting together as a single class

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT FOUR (4) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

      The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris, and Salvatore J. Zizza have each been nominated by the Board of Trustees for a three-year term to expire at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Anthony J. Colavita has been nominated by the Board of Trustees for election by the holders of the Fund's Preferred Shares for a three-year term to expire at the Fund's 2011
Annual Meeting of Shareholders or until his sucessor is duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the October 23, 2003 organizational meeting of the Fund. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS

Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Anthonie C. van Ekris
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2010 ANNUAL MEETING OF SHAREHOLDERS

Mario J. Gabelli, CFA
Mario d'Urso
Michael J. Melarkey

TRUSTEES SERVING UNTIL 2009 ANNUAL MEETING OF SHAREHOLDERS

James P. Conn
Salvatore M. Salibello
Edward T. Tokar

      Under the Fund's Declaration of Trust, Statements of Preferences, and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Fund's outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund's outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund's Declaration of Trust, Statements of Preferences, and By-Laws. The holders of the Fund's outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund's Preferred Shares are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Fund's Preferred Shares. A quorum of the Preferred Shareholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

      Set forth in the table below are the existing Trustees and Nominees, including those Trustees who are not considered to be "interested persons." as defined in the 1940 Act (the "Independent Trustees"), for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any.

                              TERM OF                                                                                   NUMBER OF
                            OFFICE AND                                                                                PORTFOLIOS IN
NAME, POSITION(S)            LENGTH OF                                                                                FUND COMPLEX
    ADDRESS 1                  TIME                PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS           OVERSEEN
     AND AGE                 SERVED 2              DURING PAST FIVE YEARS                    HELD BY TRUSTEE            BY TRUSTEE
------------------------   -------------   --------------------------------------   -------------------------------   --------------
INTERESTED TRUSTEES 3:

MARIO J. GABELLI           Since 2003**    Chairman and Chief Executive Officer     Director of Morgan Group                26
Trustee and                                of GAMCO Investors, Inc. and Chief       Holdings, Inc. (holding
Chief Investment Officer                   Investment Officer - Value Portfolios    company); Chairman of the
Age: 65                                    of Gabelli Funds, LLC and GAMCO Asset    Board of LICT Corp.
                                           Management Inc.; Director/Trustee or     (multimedia and communication
                                           Chief Investment Officer of other        services)
                                           registered investment companies in the
                                           Gabelli/GAMCO Funds complex; Chairman
                                           and Chief Executive Officer of GGCP,
                                           Inc.

SALVATORE M. SALIBELLO     Since 2003***   Certified Public Accountant and                         --                        3
Trustee                                    Managing Partner of the public
Age: 62                                    accounting firm of Salibello & Broder
                                           LLP since 1978

EDWARD T. TOKAR            Since 2003***   Senior Managing Director of Beacon       Trustee, LEVCO Series Trust;             2
Trustee                                    Trust Company (trust services) since     Director of DB Hedge
Age: 60                                    2004; Chief Executive Officer of         Strategies Fund LLC; Director
                                           Allied Capital Management LLC            of the Topiary Benefit Plan
                                           (1997-2004); Vice President of           Investor Fund LLC
                                           Honeywell International Inc.             (financial services)
                                           (1977-2004)

INDEPENDENT TRUSTEES/NOMINEES 4:

ANTHONY J. COLAVITA 5      Since 2003*     Partner in the law firm of Anthony J.                   --                       35
Trustee                                    Colavita, P.C.
Age: 72

JAMES P. CONN 5            Since 2003***   Former Managing Director and Chief                      --                       16
Trustee                                    Investment Officer of Financial
Age: 69                                    Security Assurance Holdings Ltd.
                                           (insurance holding company)
                                           (1992-1998)

MARIO D'URSO               Since 2003**    Chairman of Mittel Capital Markets                      --                        4
Trustee                                    S.p.A. since 2001; Senator in the
Age: 67                                    Italian Parliament (1996-2001)

FRANK J. FAHRENKOPF, JR.   Since 2003*     President and Chief Executive Officer                   --                        5
Trustee                                    of the American Gaming Association;
Age: 68                                    Co-Chairman of the Commission on
                                           Presidential Debates; Former Chairman
                                           of the Republican National Committee
                                           (1983-1989)

MICHAEL J. MELARKEY        Since 2003**    Partner in the law firm of Avansino,     Director of Southwest Gas                4
Trustee                                    Melarkey, Knobel & Mulligan              Corporation (natural gas
Age: 58                                                                             utility)

                             TERM OF                                                                                    NUMBER OF
                            OFFICE AND                                                                                PORTFOLIOS IN
NAME, POSITION(S)           LENGTH OF                                                                                 FUND COMPLEX
    ADDRESS 1                  TIME                PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS           OVERSEEN
     AND AGE                 SERVED 2              DURING PAST FIVE YEARS                    HELD BY TRUSTEE            BY TRUSTEE
------------------------   -------------   --------------------------------------   -------------------------------   --------------
INDEPENDENT TRUSTEES/NOMINEES:

ANTHONIE C. VAN EKRIS      Since 2003*     Chairman of BALMAC International, Inc.                  --                       19
Trustee                                    (commodities and futures trading)
Age: 73

SALVATORE J. ZIZZA         Since 2003*     Chairman of Zizza & Co., Ltd.            Director of Hollis-Eden                 26
Trustee                                    (consulting)                             Pharmaceuticals (biotechnology)
Age: 62                                                                             and Earl Scheib, Inc.
                                                                                    (automotive services)

OFFICERS 6:

BRUCE N. ALPERT            Since 2003      Executive Vice President and Chief
President                                  Operating Officer of Gabelli Funds,
Age: 56                                    LLC since 1988; Officer of all of the
                                           registered investment companies in the
                                           Gabelli/GAMCO Funds complex; Director
                                           and President of Teton Advisors, Inc.
                                           (formerly Gabelli Advisers, Inc.)
                                           since 1998

CARTER W. AUSTIN           Since 2003      Vice President of the Fund since 2003;
Vice President                             Vice President of other registered
                                           investment companies in the
                                           Gabelli/GAMCO Funds complex; Vice
                                           President of Gabelli Funds, LLC
                                           since 1996


PETER D. GOLDSTEIN         Since 2004      Director of Regulatory Affairs for
Chief Compliance Officer                   GAMCO Investors, Inc. since 2004;
Age: 54                                    Chief Compliance Officer of all of the
                                           registered investment companies in the
                                           Gabelli/GAMCO Funds complex; Vice
                                           President of Goldman Sachs Asset
                                           Management from 2000-2004

AGNES MULLADY              Since 2006      Vice President of Gabelli Funds,
Treasurer and Secretary                    LLC since 2007; Officer of all of the
Age: 49                                    registered investment companies in the
                                           Gabelli/GAMCO Funds complex; Senior
                                           Vice President of U.S. Trust Company,
                                           N.A. and Treasurer and Chief Financial
                                           Officer of Excelsior Funds from
                                           2004-2005; Chief Financial Officer of
                                           AMIC Distribution Partners from
                                           2002-2004

----------
  1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

  2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

  3 "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC, which is the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund. Mr. Salibello may be considered to be an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser. Mr. Tokar is considered an "interested person" of the Fund as a result of his son's employment by an affiliate of the Adviser.

  4 Trustees who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Trustees.

  5   As a Trustee, elected solely by holders of the Fund's Preferred Shares.

  6 Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

  * Nominee to serve, if elected, until the Fund's 2011 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

 ** Term continues until the Fund's 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

*** Term continues until the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

      Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

                                 DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                     SECURITIES HELD           SECURITIES HELD IN THE
NAME OF TRUSTEE/NOMINEE              IN THE FUND*(1)            FUND COMPLEX*(1)(2)
-----------------------          ----------------------   --------------------------------
INTERESTED TRUSTEES:

Mario J. Gabelli                             E                           E

Salvatore M. Salibello                       A                           E

Edward T. Tokar                              C                           E

INDEPENDENT TRUSTEES/NOMINEES:

Anthony J. Colavita**                        D                           E

James P. Conn                                E                           E

Mario d'Urso                                 E                           E

Frank J. Fahrenkopf, Jr.                     A                           B

Michael J. Melarkey                          A                           E

Anthonie C. van Ekris**                      D                           E

Salvatore J. Zizza                           D                           E

----------
*     Key to  Dollar  Ranges

      A. None

      B. $1 - $10,000

      C. $10,001 - $50,000

      D. $50,001 - $100,000

      E. Over $100,000

      All shares were valued as of December 31, 2007.

** Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $9,071 and $10,880, respectively, as of December 31, 2007. Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp. and CIBL, Inc. having a value of $103,200 and $0, respectively, as of December 31, 2007. The LGL Group, Inc., LICT Corp., and CIBL, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Trustee of the Fund.

                                      AMOUNT AND NATURE OF     PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE             BENEFICIAL OWNERSHIP (1)    OUTSTANDING (2)
---------------------------------   ------------------------   -----------------
INTERESTED TRUSTEES:

   Mario J. Gabelli                      2,673,672 (3)                3.2%
   Salvatore M. Salibello                        0                     *
   Edward T. Tokar                           2,000                     *

INDEPENDENT TRUSTEES/NOMINEES:

   Anthony J. Colavita                       2,500 (4)                 *
   James P. Conn                             5,000                     *
   Mario d'Urso                              7,200                     *
   Frank J. Fahrenkopf, Jr.                      0                     *
   Michael J. Melarkey                           0                     *
   Anthonie C. van Ekris                     4,200                     *
   Salvatore J. Zizza                        4,000 (5)                 *

----------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Includes 114,567 common shares owned directly by Mr. Gabelli and 2,559,105 common shares owned by GAMCO Investors, Inc. or its affiliates. Mr.
      Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) Includes 500 common shares owned by Mr. Colavita's spouse and 1,000 common shares owned by Mr. Colavita's son for which he disclaims beneficial ownership.

(5) Includes 3,000 common shares owned by Mr. Zizza's sons for which he disclaims beneficial ownership.

      The Fund pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person, $1,000 per Committee meeting attended in person, and $500 per telephonic meeting, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to the Trustees during the fiscal year ended December 31, 2007 amounted to $172,531. During the fiscal year ended December 31, 2007, the Trustees of the Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

      The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Trustees on February 28, 2008.

      Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 25, 2008, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2007, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2007.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

      Salvatore J. Zizza, Chairman
      Anthony J. Colavita
      Frank J. Fahrenkopf, Jr.

      February 28, 2008

      The Audit Committee met twice during the fiscal year ended December 31, 2007. The Audit Committee is composed of three of the Fund's Independent Trustees (as such term is defined by the New York Stock Exchange's listing standards (the "NYSE Listing Standards")), namely Messrs. Colavita, Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING COMMITTEE

      The Board of Trustees has a Nominating Committee composed of three Independent Trustees (as such term is defined by the NYSE Listing Standards), namely Messrs. Colavita, Melarkey, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2007. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

      o If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

      The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Nominating
Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

      The Fund's Nominating Committee adopted a charter on May 12, 2004 and amended the charter on November 17, 2004. The charter can be found on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

      The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Contact Us/Board of Directors."

FORWARDING THE COMMUNICATIONS

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Fund does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Fund's Trustees and officers for the fiscal year ended December 31, 2007. Mr. Austin is employed by the Fund and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

                                                               AGGREGATE COMPENSATION FROM
                                     AGGREGATE COMPENSATION     THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION              FROM THE FUND        PAID TO TRUSTEES AND OFFICERS*
----------------------------------   ----------------------   ------------------------------
INTERESTED TRUSTEES:

MARIO J. GABELLI                            $       0                $        0 (26)
Trustee and
Chief Investment Officer

SALVATORE M. SALIBELLO                      $  18,000                $   32,500  (3)
Trustee

EDWARD T. TOKAR                             $  19,500                $   27,250  (2)
Trustee

INDEPENDENT TRUSTEES/NOMINEES:

ANTHONY J. COLAVITA                         $  21,000                $  225,000 (35)
Trustee

JAMES P. CONN                               $  18,000                $  104,750 (16)
Trustee

MARIO D'URSO                                $  18,000                $   40,250  (4)
Trustee

FRANK J. FAHRENKOPF, JR.                    $  18,500                $   60,500  (5)
Trustee

MICHAEL J. MELARKEY                         $  17,500                $   37,250  (4)
Trustee

ANTHONIE C. VAN EKRIS                       $  18,000                $  100,247 (19)
Trustee

SALVATORE J. ZIZZA                          $  24,031                $  166,250 (26)
Trustee

OFFICER:

CARTER W. AUSTIN                            $ 195,000                $  400,000  (9)
Vice President

----------

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2007 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

      The election of each of the listed Nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

      THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2007. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2006 and 2007, respectively.

FISCAL YEAR ENDED                    AUDIT-RELATED                        ALL
   DECEMBER 31        AUDIT FEES          FEES*        TAX FEES**     OTHER FEES
-----------------     ----------     -------------     ----------     ----------
       2006            $ 50,700         $  6,300        $  3,150           --
       2007            $ 53,250         $  6,300        $  5,000           --

----------
* "Audit-Related Fees" are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's and S&P.

** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

      The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the

Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2006 and December 31, 2007 were pre-approved by the Audit Committee.

      For the fiscal year ended December 31, 2007, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the fiscal year ended December 31, 2007, the Fund believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2008.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2009 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 3, 2008. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     GDV-PS-2008

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                000004                                                   000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD                                                                                   COMMON SHAREHOLDER
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] ELECTION OF TRUSTEES -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

   1. To elect three (3) Trustees of the Fund:

                                  FOR  WITHHOLD                              FOR  WITHHOLD                           FOR  WITHHOLD +
   01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Anthonie C. van Ekris  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 1 3 9 1    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VM9A

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI DIVIDEND & INCOME TRUST
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Dividend & Income Trust (the  "Fund")  which the  undersigned  is entitled to vote at the
   Annual Meeting of  Shareholders of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West Putnam Avenue,
   Greenwich,  Connecticut 06830 on Monday,  May 19, 2008 at [XX:XX p.m.], and at any adjournments  thereof.  The undersigned hereby acknowledges  receipt of the Notice of Meeting and Proxy  Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the  discretion  of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                000004                                                   000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD                                                                                   SERIES A PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] ELECTION OF TRUSTEES -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

   1. To elect four (4) Trustees of the Fund:

                                  FOR  WITHHOLD                              FOR  WITHHOLD                           FOR  WITHHOLD +
   01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Anthonie C. van Ekris  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

   04 - Anthony J. Colavita       [ ]     [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 4 4 2 1    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VLZA

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI DIVIDEND & INCOME TRUST
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Dividend & Income Trust (the  "Fund")  which the  undersigned  is entitled to vote at the
   Annual Meeting of  Shareholders of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West Putnam Avenue,
   Greenwich,  Connecticut  06830 on Monday,  May 19, 2008 at XX:XX x.m., and at any adjournments  thereof.  The undersigned  hereby acknowledges  receipt of the Notice of Meeting and Proxy  Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the  discretion  of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                000004                                                   000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD                                                                                   SERIES B PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] ELECTION OF TRUSTEES -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

   1. To elect four (4) Trustees of the Fund:

                                  FOR  WITHHOLD                              FOR  WITHHOLD                           FOR  WITHHOLD +
   01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Anthonie C. van Ekris  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

   04 - Anthony J. Colavita       [ ]     [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 1 3 9 3    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VMDA

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI DIVIDEND & INCOME TRUST
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Dividend & Income Trust (the  "Fund")  which the  undersigned  is entitled to vote at the
   Annual Meeting of  Shareholders of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West Putnam Avenue,
   Greenwich,  Connecticut 06830 on Monday,  May 19, 2008 at [XX:XX p.m.], and at any adjournments  thereof.  The undersigned hereby acknowledges  receipt of the Notice of Meeting and Proxy  Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the  discretion  of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                000004                                                   000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD                                                                                   SERIES C PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] ELECTION OF TRUSTEES -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

   1. To elect four (4) Trustees of the Fund:

                                  FOR  WITHHOLD                              FOR  WITHHOLD                           FOR  WITHHOLD +
   01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Anthonie C. van Ekris  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

   04 - Anthony J. Colavita       [ ]     [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 1 3 9 4    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VMEA

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI DIVIDEND & INCOME TRUST
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Dividend & Income Trust (the  "Fund")  which the  undersigned  is entitled to vote at the
   Annual Meeting of  Shareholders of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West Putnam Avenue,
   Greenwich,  Connecticut 06830 on Monday,  May 19, 2008 at [XX:XX p.m.], and at any adjournments  thereof.  The undersigned hereby acknowledges  receipt of the Notice of Meeting and Proxy  Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the  discretion  of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                000004                                                   000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD                                                                                   SERIES D PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] ELECTION OF TRUSTEES -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

   1. To elect four (4) Trustees of the Fund:

                                  FOR  WITHHOLD                              FOR  WITHHOLD                           FOR  WITHHOLD +
   01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Anthonie C. van Ekris  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

   04 - Anthony J. Colavita       [ ]     [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 1 4 3 1    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VM5A

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI DIVIDEND & INCOME TRUST
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Dividend & Income Trust (the  "Fund")  which the  undersigned  is entitled to vote at the
   Annual Meeting of  Shareholders of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West Putnam Avenue,
   Greenwich,  Connecticut  06830 on Monday,  May 19, 2008 at XX:XX X.M., and at any adjournments  thereof.  The undersigned  hereby acknowledges  receipt of the Notice of Meeting and Proxy  Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the  discretion  of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                000004                                                   000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD                                                                                   SERIES E PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] ELECTION OF TRUSTEES -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

   1. To elect four (4) Trustees of the Fund:

                                  FOR  WITHHOLD                              FOR  WITHHOLD                           FOR  WITHHOLD +
   01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Anthonie C. van Ekris  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

   04 - Anthony J. Colavita       [ ]     [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please             Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   print date below.                       within the box.                        box.

   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   o   [BAR CODE]                          1 U P X               0 1 7 1 3 9 5    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VMFA

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI DIVIDEND & INCOME TRUST
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Dividend & Income Trust (the  "Fund")  which the  undersigned  is entitled to vote at the
   Annual Meeting of  Shareholders of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West Putnam Avenue,
   Greenwich,  Connecticut 06830 on Monday,  May 19, 2008 at [XX:XX p.m.], and at any adjournments  thereof.  The undersigned hereby acknowledges  receipt of the Notice of Meeting and Proxy  Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the  discretion  of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------